Exhibit 99.1
Power Integrations Reports Third-Quarter Financial Results
Revenue increased five percent sequentially to $125.5 million; GAAP earnings were $0.32 per diluted share; non-GAAP earnings were $0.46 per diluted share
Cash flow from operations was $42.6 million; quarterly dividend to increase to $0.22 per share in 2027

SAN JOSE, Calif. – November 4, 2026 – Power Integrations (NASDAQ: POWI) today announced financial results for the quarter ended September 30, 2026. Revenue for the third quarter was $125.5 million, up five percent from the prior quarter and up six percent from the third quarter of 2025. GAAP net income for the third quarter was $18.3 million or $0.32 per diluted share compared to $0.17 per diluted share in the prior quarter and a net loss of $0.02 per diluted share in the third quarter of 2025. Cash flow from operations for the third quarter was $42.6 million.
In addition to its GAAP results, the company provided certain measures not calculated according to GAAP. Non-GAAP results exclude stock-based compensation under ASC 718-10, amortization of acquisition-related intangible assets, an accrual for a judgment in a legal matter, a restructuring charge recognized in the first quarter of 2026, and the tax effects of these items. Non-GAAP net income for the third quarter of 2026 was $26.1 million or $0.46 per diluted share compared to $0.37 per diluted share in the prior quarter and $0.36 per diluted share in the third quarter of 2025. A reconciliation of GAAP to non-GAAP financial results and outlook is included with the tables accompanying this press release.
Power Integrations CEO Jen Lloyd commented: "Revenue grew five percent over the prior quarter driven by PowiGaN™ products as well as continued strength in the industrial market, where revenue is up 13 percent year-to-date. We also delivered strong earnings growth in the quarter reflecting our continued focus on expense discipline and profitability. Power is becoming a critical constraint thanks to AI and electrification, calling for dramatic advances in efficiency and power density. Our high-voltage technology and system expertise are well aligned with these challenges, and we are excited about our product roadmap and the opportunities ahead to drive shareholder value."
Power Integrations paid a dividend of $0.215 per share on September 30, 2026 to stockholders of record as of August 31, 2026. A dividend of $0.215 per share will be paid on December 31, 2026, to stockholders of record as of November 30, 2026. The company expects to pay quarterly dividends of $0.22 per share for each of the four quarters of 2027.

Financial Outlook
The company issued the following outlook for the fourth quarter of 2026:
•Revenue is expected to be in a range of $118.0 million to $126.0 million.
•GAAP gross margin is expected to be between 54.0 percent and 55.0 percent, and non-GAAP gross margin is expected to be between 54.5 percent and 55.5 percent.
•GAAP operating expenses are expected to be between $53.0 million and $54.0 million, and non-GAAP operating expenses are expected to be between $42.5 million and $43.5 million.
•GAAP operating margin is expected to be between 10.0 percent and 12.0 percent, and non-GAAP operating margin is expected to be between 19.0 percent and 21.0 percent.
Conference Call Information and Supplemental Materials
Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. A live webcast of the call will be available on the company's investor web page, https://investors.power.com, along with supplemental materials related to today’s earnings release.
About Power Integrations
Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission, conversion and consumption of power in applications ranging from milliwatts to megawatts in applications such as AI data centers, EVs and high-voltage DC infrastructure. For more information, please visit www.power.com.
Note Regarding Use of Non-GAAP Financial Measures
The non-GAAP measures provided in this press release, including non-GAAP earnings per diluted share, non-GAAP net income, non-GAAP gross margin, non-GAAP operating expenses, and non-GAAP operating margin, should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (GAAP) in the United States. The non-GAAP financial measures are presented only as supplemental information to understand the Company’s operating results. In addition to the Company's consolidated financial statements, which are presented according to GAAP, the Company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, an accrual for a judgment in a legal matter, a restructuring charge recognized in the first quarter of 2026, and the tax effects of these items. The Company considers these non-GAAP financial measures to be important because they provide additional insight into the Company’s on-going performance; the Company uses these measures in its financial and operational decision-making and, with respect to non-GAAP operating income, in setting performance targets for compensation purposes. The Company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, to enable more meaningful and consistent period-to-period comparisons, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools, do not have any standardized meanings and are therefore unlikely to be comparable to similarly titled measures presented by other companies, and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the Company’s compensation mix and will continue to result in significant expenses in the Company’s GAAP results for the foreseeable future but is not reflected in the non-GAAP measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements
Certain statements included in this press release that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook,” and similar expressions that concern the Company’s expectations, strategy, priorities, plans, or intentions, predict or indicate future events or trends, or that are not statements of historical matters. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements in this press release include, without limitation, the Company’s financial and operating performance outlook for the fourth quarter of 2026, the Company's expectations regarding GaN products in development and the markets these products are intended to serve, as well as the Company’s anticipated upcoming dividends, including the timing and amount of such dividends, among others. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are very difficult or impossible to predict and will differ from the assumptions. Many actual events and circumstances are beyond the control of the Company. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risks that the revenue growth driven by PowiGaN™ products as well as continued strength in the industrial market may not continue to the extent or in the time frame anticipated, or at all; (ii) the risks that the strong earnings growth and continued focus on expense discipline and profitability may not continue to the extent anticipated, or at all; (iii) the risks that the critical constraints to power, due to AI, electrification, or otherwise, and the associated call for dramatic advances in efficiency and power density may not continue to the extent or in the time frame anticipated, or at all; (iv) the risks that the Company's high-voltage technology and system expertise may not be well aligned with these challenges to the extent anticipated, and that the product roadmap and opportunities may not drive shareholder value to the extent or in the time frame anticipated, or at all; (v) the risks that the Company may not be in a position to pay the $0.215 per share dividend on December 31, 2026, or a dividend of $0.22 for each of the quarters in 2027, as currently anticipated, due to unforeseen circumstances; (vi) the risks that the Company may be unable to meet one or more of the elements of the financial outlook for the fourth quarter of 2026, including expected revenue, GAAP and non-GAAP gross margins, GAAP and non-GAAP operating expenses, and GAAP and non-GAAP operating margins due to unforeseen circumstances; (vii) the Company’s ability to forecast its performance; (viii) changes in trade policies, in particular the escalation and imposition of new and higher tariffs, which could reduce demand for end products that incorporate the Company's integrated circuits and/or place pressure on the Company's prices as the Company's customers seek to offset the impact of increased tariffs on their own products; (ix) the Company’s ability to supply products and its ability to conduct other aspects of its business, such as competing for new design wins; (x) changes in global economic and geopolitical conditions, including such factors as inflation, armed conflicts, and trade negotiations, which may impact the level of demand for the Company’s products; (xi) potential changes and shifts in customer demand away from end products that utilize the Company's integrated circuits to end products that do not incorporate the Company's products; (xii) the effects of competition, which may cause the Company’s revenue to decrease or cause the Company to decrease its selling prices for its products; (xiii) unforeseen costs and expenses, and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates; and (xiv) product development delays and defects and market acceptance of the new products. These risks and uncertainties may be amplified by current or future global conflicts and current and potential trade restrictions, trade tensions, and tariffs, all of which continue to cause economic uncertainty. You should carefully consider the foregoing factors and the other risks and uncertainties, including those more fully described in the "Risk Factors" section of the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q that the Company has caused to be filed with the U.S. Securities and Exchange Commission, or the SEC, and other documents filed by the Company or that will be filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements in this press release are based only on information currently available to the Company and speak only as of the date they are made.

Investors are cautioned not to put undue reliance on forward-looking statements, and the Company disclaims any obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. The Company gives no assurance that the Company will achieve any of its expectations.

Power Integrations, PowiGaN, and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME (LOSS) (Unaudited)
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net revenue	$125,476	$118,939	$118,919	$352,723	$340,300
Cost of revenue	55,759	54,302	54,068	161,431	153,260
Gross profit	69,717	64,637	64,851	191,292	187,040

Operating expenses:
Research and development	25,089	27,163	26,696	78,507	76,782
Selling, general and administrative	27,515	28,052	27,829	80,011	85,408
Other operating expenses (income)	(2,012)	522	14,279	(2,909)	23,430
Restructuring and related charges	—	—	—	6,204	—
Total operating expenses	50,592	55,737	68,804	161,813	185,620
Income (loss) from operations	19,125	8,900	(3,953)	29,479	1,420
Other income	2,077	2,333	2,555	6,876	8,412
Income (loss) before income taxes	21,202	11,233	(1,398)	36,355	9,832
Provision for (benefit from) income taxes	2,885	1,400	(42)	4,905	1,029
NET INCOME (LOSS)	$18,317	$9,833	$(1,356)	$31,450	$8,803

Earnings (loss) per share:
Basic	$0.33	$0.18	$(0.02)	$0.56	$0.16
Diluted	$0.32	$0.17	$(0.02)	$0.56	$0.16

Shares used in per share calculation:
Basic	55,850	55,748	55,796	55,702	56,310
Diluted	56,608	56,696	55,796	56,448	56,586

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(in thousands)

	September 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$96,835	$58,755
Short-term investments	191,278	190,755
Accounts receivable, net	27,921	18,254
Inventories	150,293	166,887
Prepaid expenses and other current assets	21,032	23,678
Total current assets	487,359	458,329

Property and equipment, net	139,973	146,536
Intangible assets, net	6,726	7,244
Goodwill	95,271	95,271
Other non-current assets	60,100	64,827
TOTAL ASSETS	$789,429	$772,207

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$27,309	$33,963
Accrued payroll and related expenses	13,686	13,840
Other accrued liabilities	20,857	22,558
Total current liabilities	61,852	70,361

Long-term liabilities
Other liabilities	30,293	29,001
TOTAL LIABILITIES	92,145	99,362

Stockholders' equity:
Common stock	20	20
Additional paid-in capital	31,987	—
Accumulated other comprehensive loss	(4,255)	(1,105)
Retained earnings	669,532	673,930
TOTAL STOCKHOLDERS' EQUITY	697,284	672,845
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$789,429	$772,207

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$18,317	$(1,356)	$31,450	$8,803
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	6,175	6,542	18,794	20,788
Amortization of intangible assets	167	208	518	623
Loss (gain) on disposal of property and equipment	87	(108)	582	(108)
Stock-based compensation expense	9,363	21,205	26,928	39,965
Accretion of discount on investments	(123)	(198)	(423)	(919)
Deferred income taxes	523	(7)	2,281	(861)
Decrease in accounts receivable allowance for credit losses	—	—	—	(381)
Change in operating assets and liabilities:
Accounts receivable	(2,387)	(3,932)	(10,911)	(3,962)
Inventories	7,497	3,778	16,594	994
Prepaid expenses and other assets	4,272	(1,204)	8,197	5,201
Accounts payable	2,455	5,767	(4,755)	6,015
Other accrued liabilities	(3,777)	(841)	(4,661)	9,154
Net cash provided by operating activities	42,569	29,854	84,594	85,312

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(6,070)	(5,694)	(12,370)	(17,346)
Proceeds from sale of property and equipment	—	150	—	150
Purchases of investments	(14,583)	(11,079)	(38,659)	(58,775)
Proceeds from sales and maturities of investments	13,924	20,166	35,279	116,658
Net cash provided by (used in) investing activities	(6,729)	3,543	(15,750)	40,687

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of common stock under employee stock plans	2,394	2,539	5,084	5,326
Repurchase of common stock	—	(42,440)	—	(98,098)
Payments of dividends to stockholders	(12,011)	(11,785)	(35,848)	(35,553)
Proceeds from borrowings on line of credit	—	—	—	13,000
Repayments on line of credit	—	—	—	(13,000)
Net cash used in financing activities	(9,617)	(51,686)	(30,764)	(128,325)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	26,223	(18,289)	38,080	(2,326)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	70,612	66,935	58,755	50,972
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$96,835	$48,646	$96,835	$48,646

POWER INTEGRATIONS, INC.
SUPPLEMENTAL INFORMATION (Unaudited)
(in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Stock-based compensation expense included in:
Cost of revenue	$(555)	$707	$517	$621	$1,766
Research and development	3,014	3,036	2,850	7,954	8,290
Selling, general and administrative	7,164	6,993	4,284	17,683	16,355
Other operating expenses (income)	(260)	522	13,554	(1,157)	13,554
Restructuring and related charges	—	—	—	1,827	—
Total stock-based compensation expense	$9,363	$11,258	$21,205	$26,928	$39,965

Cost of revenue includes:
Amortization of acquisition-related intangible assets	$147	$147	$147	$440	$440

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Revenue Mix by End Market
Communications	12%	10%	11%	11%	11%
Computer	13%	11%	13%	12%	13%
Consumer	32%	36%	34%	35%	37%
Industrial	43%	43%	42%	42%	39%

Nine Months Ended
September 30, 2026
RECONCILIATION OF FREE CASH FLOW
Cash flows from operations	$84,594
Purchases of property and equipment	(12,370)
Free cash flow	$72,224

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS (Unaudited)
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$69,717	$64,637	$64,851	$191,292	$187,040
GAAP gross margin	55.6%	54.3%	54.5%	54.2%	55.0%

Less:
Stock-based compensation included in cost of revenue	(555)	707	517	621	1,766
Amortization of acquisition-related intangible assets	147	147	147	440	440
Restructuring and related charges in cost of revenue (c)	—	—	—	365	—
Total	(408)	854	664	1,426	2,206

Non-GAAP gross profit	$69,309	$65,491	$65,515	$192,718	$189,246
Non-GAAP gross margin	55.2%	55.1%	55.1%	54.6%	55.6%

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
RECONCILIATION OF OPERATING EXPENSES
GAAP operating expenses	$50,592	$55,737	$68,804	$161,813	$185,620

Less:
Stock-based compensation unrelated to restructuring	10,178	10,029	7,134	25,637	24,645
Other operating expenses (income) - stock-based compensation related to former CEO (a)	(260)	522	13,554	(1,157)	13,554
Other operating expenses (income) - litigation related (b)	(1,752)	—	725	(1,752)	9,876
Restructuring and related charges (c)	—	—	—	6,204	—
Total	8,166	10,551	21,413	28,932	48,075

Non-GAAP operating expenses	$42,426	$45,186	$47,391	$132,881	$137,545

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS (Unaudited)
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
RECONCILIATION OF INCOME (LOSS) FROM OPERATIONS
GAAP income (loss) from operations	$19,125	$8,900	$(3,953)	$29,479	$1,420
GAAP operating margin	15.2%	7.5%	(3.3%)	8.4%	0.4%

Add:
Stock-based compensation unrelated to restructuring	9,623	10,736	7,651	26,258	26,411
Amortization of acquisition-related intangible assets	147	147	147	440	440
Other operating expenses (income) - stock-based compensation related to former CEO (a)	(260)	522	13,554	(1,157)	13,554
Other operating expenses (income) - litigation related (b)	(1,752)	—	725	(1,752)	9,876
Restructuring and related charges (c)	—	—	—	6,569	—
Total	7,758	11,405	22,077	30,358	50,281

Non-GAAP income from operations	$26,883	$20,305	$18,124	$59,837	$51,701
Non-GAAP operating margin	21.4%	17.1%	15.2%	17.0%	15.2%

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
RECONCILIATION OF PROVISION FOR (BENEFIT FROM) INCOME TAXES
GAAP provision for (benefit from) income taxes	$2,885	$1,400	$(42)	$4,905	$1,029
GAAP effective tax rate	13.6%	12.5%	(3.0%)	13.5%	10.5%

Tax effect of adjustments to GAAP results (d)	24	(363)	(527)	(946)	(1,159)

Non-GAAP provision for income taxes	$2,861	$1,763	$485	$5,851	$2,188
Non-GAAP effective tax rate	9.9%	7.8%	2.3%	8.8%	3.6%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS (Unaudited)
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
RECONCILIATION OF NET INCOME (LOSS) PER SHARE (DILUTED)
GAAP net income (loss)	$18,317	$9,833	$(1,356)	$31,450	$8,803

Adjustments to GAAP net income (loss):
Stock-based compensation unrelated to restructuring	9,623	10,736	7,651	26,258	26,411
Amortization of acquisition-related intangible assets	147	147	147	440	440
Other operating expenses (income) - stock-based compensation related to former CEO (a)	(260)	522	13,554	(1,157)	13,554
Other operating expenses (income) - litigation related (b)	(1,752)	—	725	(1,752)	9,876
Restructuring and related charges (c)	—	—	—	6,569	—
Tax effect of adjustments to GAAP results (d)	24	(363)	(527)	(946)	(1,159)
Total	7,782	11,042	21,550	29,412	49,122

Non-GAAP net income	$26,099	$20,875	$20,194	$60,862	$57,925

Average shares outstanding for calculation of non-GAAP net income per share (diluted)	56,608	56,696	56,162	56,448	56,586

GAAP net income (loss) per share (diluted)	$0.32	$0.17	$(0.02)	$0.56	$0.16

Non-GAAP net income per share (diluted)	$0.46	$0.37	$0.36	$1.08	$1.02
_____________________________________
(a)Other operating expenses (income) consists of stock-based compensation expense (benefit) resulting from the initial 2025 modification of equity awards associated with an executive's employment transition and retirement arrangements and subsequent quarterly revised estimates of the portion of the awards that may ultimately vest subject to continuous service and based on the Company's forecasted performance.
(b)Other operating expenses (income) also consists of a judgment in a legal matter which was settled in the quarter ended September 30, 2026, resulting in a reduction of the reserve previously established for the judgment.
(c)Restructuring and related charges are associated with the Company's February 2026 restructuring action and consist primarily of employee severance.
(d)Tax effect of items excluded from non-GAAP results relate to the tax effect of non-GAAP adjustments using a non-GAAP effective tax rate of 9.9% and 8.8% for the three and nine months ended September 30, 2026, respectively.

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP MEASURES TO GAAP IN FOURTH-QUARTER 2026 OUTLOOK
(dollar amounts in millions)

RECONCILIATION OF GROSS MARGIN OUTLOOK	LOW	HIGH
GAAP gross margin outlook	54.0%	55.0%

Adjustments to reconcile GAAP to non-GAAP
Stock-based compensation included in cost of revenue	0.4%	0.4%
Amortization of acquisition-related intangible assets	0.1%	0.1%

Non-GAAP gross margin outlook	54.5%	55.5%

RECONCILIATION OF OPERATING EXPENSE OUTLOOK	LOW	HIGH
GAAP operating-expense outlook	$53.0	$54.0

Adjustments to reconcile GAAP to non-GAAP
Stock-based compensation	10.5	10.5

Non-GAAP operating-expense outlook	$42.5	$43.5

RECONCILIATION OF OPERATING MARGIN OUTLOOK	LOW	HIGH
GAAP operating margin outlook	10.0%	12.0%

Adjustments to reconcile GAAP to non-GAAP
Stock-based compensation	8.9%	8.9%
Amortization of acquisition-related intangible assets	0.1%	0.1%

Non-GAAP operating margin outlook	19.0%	21.0%

Contact:
Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com